UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2015

Commission File Number 001-31921

Compass Minerals International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-3972986 (I.R.S. Employer Identification Number)

9900 West 109th Street
Suite 100
Overland Park, KS 66210
(913) 344-9200
(Address of principal executive offices and telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)   On May 6, 2015, Compass Minerals International, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders approved the Compass Minerals International, Inc. 2015 Incentive Award Plan (the “2015 Plan”), which was adopted by the Company’s Board of Directors (the “Board”) on February 5, 2015, subject to stockholder approval at the Annual Meeting. The effective date of the 2015 Plan is May 6, 2015. The 2015 Plan provides for grants of incentive stock options, nonqualified stock options, restricted stock stock appreciation rights, performance shares, performance stock units, performance bonuses, dividend equivalents, deferred stock unites, restricted stock units and/or performance based awards to eligible officers, employees, and directors of the Company and its subsidiaries who are selected by the Board or a designated committee thereof to receive such an award.

A description of the material terms and conditions of the 2015 Plan is included in the Company’s annual proxy statement filed with the U.S. Securities and Exchange Commission (the “Commission”) on March 26, 2015 under the heading “Proposal 3 – Approval of the Compass Minerals International, Inc. 2015 Incentive Award Plan” and the full text of the 2015 Plan is included as Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed with the Commission on May 6, 2015, which description and text are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Shareholders

(a) & (b):                The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the Commission on March 26, 2015.  All the proposals were approved, and the final results of the stockholder vote at the Annual Meeting are as follows:

Proposal 1 — Election of Directors

The following named individuals were elected to serve as Class III directors to hold office until the 2018 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, with the vote count shown below.  There were 2,593,208 broker non-votes.

Nominee	For	Against	Abstain
David J. D’Antoni	22,624,998	5,598,307	35,841
Allan R. Rothwell	27,730,778	492,589	35,779

Proposal 2 — Advisory Vote on Executive Compensation

The stockholders provided an advisory vote regarding compensation of the named executive officers for the fiscal year ended December 31, 2014 as described in the proxy statement, with the vote count shown below.  There were 2,593,208 broker non-votes.

For	Against	Abstain
27,156,637	1,032,601	69,908

Proposal 3 — Compass Minerals International, Inc. 2015 Incentive Award Plan

The stockholders approved the Compass Minerals International, Inc. 2015 Incentive Award Plan with the vote count shown below.  There were 2,593,208 broker non-votes.

For	Against	Abstain
26,452,394	1,751,146	55,606

Proposal 4 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2015, with the vote count shown below.  There were zero broker non-votes.

For	Against	Abstain
30,700,325	105,970	46,059

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Compass Minerals International, Inc. 2015 Incentive Award Plan (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8, File No. 333-203922 dated May 6, 2015).

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date:	May 11, 2015	/s/ Matthew J. Foulston
Matthew J. Foulston
Chief Financial Officer